Related Party Transactions	12 Months Ended
Dec. 31, 2015
Related Party Transactions [Abstract]
Related Party Transactions

16.  RELATED PARTY TRANSACTIONS

The partnership engages in various related party transactions with Green Plains and subsidiaries of Green Plains.

Green Plains provides a variety of shared services to the partnership, including general management, accounting and finance, payroll and human resources, information technology, legal, communications and treasury activities. These costs are proportionally allocated by Green Plains to its subsidiaries based on common financial metrics management believes are reasonable. While these allocated costs are not necessarily representative of costs that may have been incurred if they were from a third party, the partnership believes these costs would not have been materially different had they been calculated on a stand-alone basis. The partnership recorded expenses related to these shared services of approximately $1.6 million, $0.6 million and $0.5 million for the years ended December 31, 2015, 2014 and 2013. In addition, the partnership reimburses Green Plains for wages and benefit costs of employees directly performing services on its behalf. Green Plains may also pay certain direct costs on behalf of the partnership, which are reimbursed by the partnership. The partnership believes the consolidated financial statements reflect all material costs of doing business related to these operations, including expenses incurred by other entities on its behalf.

The partnership has various fee-based commercial agreements with Green Plains Trade. In connection with the IPO, the partnership entered into:

•	10-year storage and throughput agreement;
•	6-year rail transportation services agreement; and
•	1-year fee-based trucking transportation agreement.

The partnership also assumed:

•	2.5-year terminal services agreement for our Birmingham, Alabama unit train terminal; and
•	various other terminal services agreements for our other fuel terminal facilities, each with Green Plains Trade.

The storage and throughput agreement and terminal services agreements are supported by minimum volume commitments. The rail transportation services agreement is supported by minimum take-or-pay capacity commitments.

Under the storage and throughput agreement, Green Plains Trade was obligated to throughput a minimum of 212.5 mmg of product per calendar quarter at the partnership’s storage facilities and pay $0.05 per gallon on all volume it throughputs. If Green Plains Trade fails to meet its minimum volume commitment during any quarter, Green Plains Trade will pay the partnership a deficiency payment equal to the deficient volume multiplied by the applicable fee. The deficiency payment may be applied as a credit toward volumes throughput by Green Plains Trade in excess of the minimum volume commitment during the next four quarters, after which time any unused credits will expire. For each of the quarters ended September 30, 2015, and December 31, 2015, Green Plains Trade met its minimum volume commitment, with throughput of 215.6 mmg and 248.8 mmg, respectively. Effective January 1, 2016, the storage and throughput agreement was amended in connection with the acquisition of ethanol storage and leased railcar assets located in Hereford, Texas and Hopewell, Virginia. Under the amended agreement, Green Plains Trade is now obligated to a throughput of 246.5 mmg per calendar quarter. All other terms and conditions are substantially similar to the initial agreement.

Under the rail transportation services agreement, Green Plains Trade is obligated to use the partnership to transport ethanol and other fuels from receipt points identified by Green Plains Trade to nominated delivery points. During the year ended December 31, 2015, the average monthly fee was approximately $0.0358 per gallon for the railcar volumetric capacity provided by the partnership, currently at 69.5 mmg. Green Plains Trade is also obligated to use the partnership for logistical operations management and other services related to railcar volumetric capacity. Green Plains Trade is obligated to pay a monthly fee of approximately $0.0013 per gallon for these services. Green Plains Trade reimburses the partnership for costs related to: (1) railcar switching and unloading fees; (2) increased costs related to changes in law or governmental regulation related to the specification, operation or maintenance of railcars; (3) demurrage charges, except when the charges are due to the partnership’s gross negligence or willful misconduct; and (4) fees related to rail transportation services under transportation contracts with third-party common carriers. Since the IPO, any lease renewals entered in to by Green Plains Trade were done in the normal course of business at comparable margins. Effective January 1, 2016, the rail transportation agreement, as previously amended, was adjusted pursuant to its terms in connection with the acquisition of ethanol storage and leased railcar assets located in Hereford, Texas and Hopewell, Virginia. The minimum railcar volumetric capacity commitment was increased by 6.7 mmg, to an aggregate of 79.6 mmg.

Under the trucking transportation agreement, Green Plains Trade pays the partnership to use its truck transportation services to transport ethanol and other fuels from receipt points identified by Green Plains Trade to nominated delivery points. Green Plains Trade is obligated to pay a monthly trucking transportation services fee equal to the aggregate volume transported in a calendar month by the partnership’s trucks, multiplied by the applicable rate for each trucking lane. Green Plains Trade reimburses the partnership for costs related to: (1) truck switching and unloading fees; (2) increased costs related to changes in law or governmental regulation related to the specification, operation and maintenance of trucks; and (3) fees related to trucking transportation services under transportation contracts with third-party common carriers.

Under the Birmingham terminal services agreement, Green Plains Trade is obligated to pay $0.0355 per gallon on its throughput subject to a minimum volume commitment of approximately 2.8 mmg per month of ethanol and other fuels, as well as fees for providing ancillary services.

The partnership recorded revenues from Green Plains Trade under the storage and throughput agreement and rail transportation agreement of $36.9 million for the year ended December 31, 2015. The MLP predecessor recorded revenues from Green Plains Trade related to trucking and terminal services of $5.6 million, $4.4 million and $3.9 million for the years ended December 31, 2015, 2014 and 2013, respectively.

In February 2015, a subsidiary of the MLP predecessor made an equity distribution to Green Plains in the amount of $3.3 million.

BlendStar had a note payable due to Green Plains at the beginning of 2013 and made periodic interest and principal payments on the note at an interest rate of 7.50%. BlendStar paid Green Plains approximately $689 thousand in interest during the year ended December 31, 2013. During 2013, Green Plains and BlendStar agreed to convert intercompany advances, primarily for previously incurred capital expenditures, of $13.9 million as a member contribution to equity.